CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME	12 Months Ended
	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	¥ 955,571,509	$ 149,950,021	¥ 335,255,274	¥ 924,352,495
Other comprehensive income:
-Change in fair value of interest rate swap cash flow hedges (Note 31)	(12,294,252)	(1,929,236)
-Reclassification of change in instrument-specific credit risk (Note 24)	(14,252,339)	(2,236,503)
-Change in instrument-specific credit risk (Note 24)	56,224,381	8,946,309	60,325,828	(21,089,777)
-Foreign currency translation adjustments	(55,437,508)	(8,822,831)	(251,893,476)	13,741,077
Comprehensive income	929,811,791	145,907,760	143,687,626	917,003,795
Less: comprehensive income attributable to non-controlling interests	(234,553,599)	(36,806,578)	(104,870,621)	(25,690,269)
Comprehensive income attributable to JinkoSolar Holding Co., Ltd.'s ordinary shareholders	¥ 695,258,192	$ 109,101,182	¥ 38,817,005	¥ 891,313,526